UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

September 9, 2016 (September 9, 2016)

PetLife Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52445	33-1133537
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 West Main Street, Hancock, MD 21750	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 473-8543

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On July 20, 2016, Petlife Pharmaceuticals, Inc. entered into an Agreement and Plan of Merger with its wholly-owned subsidiary, PetLife Merger Subsidiary, Inc., a Nevada Corporation, with PetLife Merger Subsidiary, Inc. being the surviving entity. As part of that merger, the name of the Petlife Merger Subsidiary was changed back to PetLife Pharmaceuticals, Inc. The purpose of the subsidiary merger was to effectuate a 1 for 5 reverse exchange of Petlife’s common stock pursuant to the terms of the merger. The combined entities continue on public markets pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended.

That corporate action has been reviewed by the Financial Industry Regulatory Authority (“FINRA”) and they have advised that the action will be effectuated on public markets on Monday, September 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETLIFE PHARMACEUTICALS, INC.

(Registrant)

Dated: September 9, 2016	By:	/s/ Ralph T. Salvagno, MD
Ralph T. Salvagno, MD
Chief Executive Officer